Introducing

LEGACY Education Alliance, Inc.

Websites

legacyeducation.com
club.legacyeducation.com
legacydegree.com
legacyopenlibrary.org
myeliteportal.com
youtube.com/EliteLegacyEducation

Impactful Investing Focus

Transforming Legacy Education's

Live Event, Digital Marketing and EdTech Platform

Providing -- Degree Completion, Real Estate, Trading, Business and Financial Education, Investments and Web3 Community Engagement

OTCQB: LEAI
March 2023

Forward Looking Statement

This presentation has been prepared by Legacy Education Alliance, Inc. (the 'Company') and includes information from sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice. This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements". These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, investments, partnerships and collaborations, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control. Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on March 31, 2022 for the year ended December 31, 2021. This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks involving our company. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form 10-K, filed on March 31, 2022, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security.

MANAGEMENT AND INVESTMENT
Leadership

Barry J. Kostiner
Structured Investments

In his role as Senior Director of Structured Investments for Family Office Experiences, Barry Kostiner is focused on impact investing and partnering with family offices on the origination of Nasdaq investment vehicles. Areas of focus include real estate, energy and Africa.

Mr. Kostiner serves as the CEO of Legacy Education Alliance, Inc. (OTCQB: LEAI). Legacy Education has had cumulative education revenues in excess of $500 million over the past decade, prior to the Covid-19 pandemic.

Legacy Education provides online degrees and practical, high-quality, and value-based educational training on personal finance, entrepreneurship, trading and real estate investing strategies and techniques. Legacy Education has transitioned to focusing on impact investing and providing education and career resources to underserved communities, in addition to serving its established customer base.

Previous experiences include restructuring of a Nasdaq global SAP IT services company, the Nasdaq listing of a cannabinoid pharma company, data analytics for nursing homes and advising an Indian AI incubator. Mr. Kostiner's 20-year career in energy includes eight years at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management, as well as serving as the CEO of an oil & gas SPAC.

Mr. Kostiner earned a Bachelor's of Science degree in Electrical Engineering with a minor in history, and a Master's of Science in Operations Research from MIT. His thesis on the mathematics of electric industry deregulation was sponsored by Harvard's Kennedy School of Government.

legacyeducation.com



Future

FOE



Foundations

MERRILL
A BANK OF AMERICA COMPANY

Goldman Sachs

HARVARD UNIVERSITY

McKinsey & Company

Massachusetts Institute of Technology



GUIDANCE and Inspiration

Andrew McDonald

A natural-born networker, entrepreneur, salesman and seeker, Andrew brings more than 20 years of multi-sector entrepreneurship and real estate experience to Legacy Education and Family Office Experiences. With a passion for helping others and a gift for identifying opportunity and potential, he is uniquely suited to bring out the highest values in investments.

Andrew has helped to form, launch and scale numerous businesses in a variety of industries. He has worked extensively with leaders of industry, A-list celebrities and a broad range of family offices as a trusted advisor.

Through his leadership role in Family Office Experiences, Andrew is partnering with some of the most significant global investors to create new paradigms for impact investing.

Andrew's journey has been anything but static. His life experience reflects common threads in a remarkable story — his commitment to demonstrating and inspiring peak performance and his passion to help people fulfill their dreams. His interest in real estate and entrepreneurship began in grade school, and upon his arrival in the arena, he quickly exhibited his competitive edge — the unique brand that has become his trademark.

https://theandrewmcdonald.com/



FOE



Laguna Beach mansion selling for $14 million created by designer of Qatar palace



Robert Herjavec has found his latest investment in Newport Beach.

The businessman and "Shark Tank" star has purchased a waterfront home.

LEGACY DEGREE
Business Strategy

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

COST AND TIME LEADER

Hybrid online education. "4-year" degree for under $10,000 in less than 18 months.

BUILD COMMUNITY TO FACILITATE SUCCESS

Establish network of tutors, career guidance counselors, and marketers to give students video and in-person guidance. Contribute a portion of profits to non-profit partners and offer students financing.

FOCUS ON CAREER PATH AND LIFE GOALS

Partner with professional programs such as accounting, social work, abuse counseling, and nursing.

Illustration: GOODWILL MISSION

Goodwill® works to enhance the dignity and quality of life of individuals and families by strengthening communities, eliminating barriers to opportunity, and helping people in need reach their full potential through learning and the power of work.

DEGREE COMPLETION PLATFORM

Legacy is planning to build its online degree business in partnership with Coopersmith Career Consulting, with over 15,000 students having completed their degrees and career plans

TARGET FOR TOP LINE REVENUE

5% online degree market share (150k students / year) would generate top line revenue in excess of $1 bn / year

A COST LEADER

At approximately $10k or less for a full Bachelor's degree, we are a cost leader

ATHLETICS GATEWAY
to Legacy Degree

Sports Education as a Conduit to Life Skills and Continued Education

Each year, there are roughly 180,000 athletic scholarships available for the NCAA's D-I and D-II schools. The NCAA requires that a student-athlete meet certain academic requirements in high school, before becoming eligible for an athletic scholarship.

The average career of an NFL player is 3.3 years. To succeed in life, athletes need financial skills and education, and career path to support their families for many years beyond their NFL career.

Fewer than 2 percent of NCAA student-athletes go on to be professional athletes, and even fewer become athletes with full careers. In reality, most student-athletes depend on academics to prepare them for life after college. **Education is important.** There are more than 460,000 NCAA student-athletes, and most of them will go pro in something other than sports.

Target market Demographics

HIGH SCHOOL

JUNIOR COLLEGE

VOCATIONAL

SCHOOLS

PARENTS




BULLS
23



MILITARY GATEWAY
to Legacy Degree

Legacy Degree focus on Enlisted Military Personnel and their Families

- Alicia Hanf extends the Legacy Degree mission and vision to include women and the military.
- **LinkedIn Profile:** https://www.linkedin.com/in/aliciahanf/
- **TEDx Talk:** The Last Known Point- Veterans' Edge in Navigating the Business World https://www.ted.com/talks/alicia_hanf_the_last_known_point_veterans_edge_in_navigating_the_business_world?
- There are approximately 1.4 mm active personnel in the U.S., including 480,000 men and women in the army.
- Basic training sets recruits on the pathway toward becoming an enlisted service member.
- Those with a desire for leadership opportunities and a bachelor's degree can take another route into a military career — as a commissioned officer.
- A bachelors degree typically adds at least $18,000 to annual military compensation.


Military and Veterans

50 Years of Service
to military and veteran students

72,000 military graduates
and counting

100% of military students
turn military experience and training into degree credit

Accredited & Not for Profit
offering 40 career-focused degree programs

Take the Next Step – Speak With a Counselor
First Name:
Last Name:
Email Address:
Mobile Phone Number:
Level of Interest:
Select a Level of Interest: *
Military Status:
Select a Military Status: *
Request Information



Partnership with Excelsior

Target market Demographics

ENLISTED - HIGH SCHOOL ONLY

MBAS FOR OFFICERS

VETERANS & SPOUSES

VOCATIONAL TRAINING

PARENTS

LEGACY DEGREE
Financial projections

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Explosive growth in valuation through achieving modest customer acquisition milestones

Projected Timing & Milestones

- **2022** — Completion of infrastructure and customer experience.
- **2023** — Initiation and ramp up of partnership with non-profits. Initial focus on military families.
- **2024** — Conservative target of 1,000 active students.

Projection analysis

- Conservative expectation: 1,000 students taking 2 courses / month in 2024 on top of $1.5M in revenue from existing Coopersmith demographics
- 2 courses = 6 credits @ $50 / credit, which is $300 / month gross
  revenue for each student
- 1,000 students generates $3.6 M in annual revenue; $5.1 M including existing demographics
- Assuming a 40% net margin, this would result in EBITDA of $2.04 M
- We expect, once reaching this baseline, to grow explosively in partnership with non-profits
- **5% of the online market equates to 150,000 students per year**
- We may pursue faster growth by offering equity incentives and revenue sharing with marketers, as well as student loans

ASSETS:
Buying $1 for a Nickel

LEGACY EDUCATION ALLIANCE, Inc.
OTC: LEAI

Acquisition of Legacy Education rides on 20+ year history of live event business with almost $900M in revenue and content delivered by Rich Dad, Poor Dad brand

Assets acquired

- Global Database of over 7 mm real estate, entrepreneur and trading students
- Over $250M revenue in US since 2016 by 40,000 students
- Oracle Netsuite system customized for SEC reporting and education customer and live event service: $10+M investment
- 20 employees: accounting, marketing, IT, operations, customer service
- Expert Philippines outsourcing operations: customer service and IT focus
- Content and Intellectual Property from almost $900M in education sales

EdTech comps have high valuations with negative earnings. Legacy Education is confident its profit model is poised to dominate.

Edtech comp: Coursera



200
100
0
Millions
26M
43M
59M
76M
143M
189M
2016
2017
2018
2019
2020
2021
Total number of enrollments

- Market Cap (28 Jul): $2.0 B
- 2021 Revenue: $415M
- 2021 EBIT: - $143M
- YE 21 Registered Learners: 96.9M
- Online Degree Students: 16,204
  - $48.7M revenue

EDUCATION INFRASTRUCTURE
Platform

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Building on 25-year investment in people and systems

People

With a 20 person core team and Philippines call center we can rebuild a global education business,

But this time focus on profitability and digital delivery

Systems

Legacy has invested over $10 mm in Oracle Netsuite ERP software infrastructure to manage over $800 mm in sales

Year		North America Revenue	North America Rich Dad Revenue Percentage	UK Revenue	UK Rich Dad Revenue Percentage	Other Foreign Markets Revenue	Other Foreign Markets Rich Dad Revenue Percentage	Total		Royalties Paid
2014		$ 74.2	96.3%	$ 8.1	49.7%	$ 0.8	23.0%	$ 83.1		$ 6.3
2015		59.7	92.2%	7.1	40.8%	0.5	9.0%	67.3		5.5
2016		51.0	87.8%	5.4	30.5%	10.2	76.8%	66.6		4.3
2017		50.5	88.4%	4.3	20.2%	15.7	82.1%	70.5		4.7
2018		44.6	84.1%	5.1	83.7%	19.3	97.2%	69.0		3.4
2019		43.5	79.9%	3.5	84.6%	16.9	100.0%	63.9		3.4
2020		16.9	71.6%	0.7	87.5%	0.7	46.7%	18.3		-
2021		2.5	50.0%	1.8	66.7%	-	0.0%	4.3		-
	Total	$ 342.9		$ 36.0		$ 64.1		$ 443.0		$ 27.6


RICH DAD
POOR DAD
ROBERT T. KIYOSAKI

Basic and Advanced Level Trainings Courses Are Delivered Via:

Live Classroom **Live Online** **On-Demand** **1-on-1 Mentoring & Coaching**

Course Offerings (partial list)


BANK
Foreclosure
Strategies
F.A.C.T
H.I.T.S
OPTIONS
FOREX
Elite
FOREX

Elite
LEGACY EDUCATION

7

PLANNED LIVE EVENT LEADERSHIP

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI





JERRY CONTI

Legacy Education, Live / Hybrid Events Business Relaunch

25 Years of Live Event Design & Production Experience

Having produced events in…

- Multifamily Real Estate
- Short Term Vacation Rentals
- Network Marketing Acceleration
- Health Care Coaching Certification
- E-Commerce Amazon Businesses
- Personal & Business Development
- Financial Literacy
- Partnerships and associations include Wayne Dyer, Robert Kiyosaki, David Meltzer and Tony Robbins

Stages • Workshops • Bootcamps • Masterminds • Conferences • Trade Shows • CEO Retreats • Prosperity Cruises • VIP Days

LIVE / HYBRID EVENT STRATEGY

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Development of hybrid technology platform, elite speaker and A-list influencer partnerships to reestablish dominance in live event business

Projected Timing & Milestones

- **2022** — Completion of Infrastructure for live event relaunch and Documentation of Partnerships
- **2023** — H1: 10 City Live / Hybrid Event Tour
- **2024** — Conservative target: $50M revenue (50% of Pre-Covid Legacy Education revenue with Rich Dad, Poor Dad branding)

Hybrid Event Strategy

- **The future of events is hybrid:** Reaches a wider audience (multiple price points), delivers greater accessibility, increased sustainability (reduced exposure to pandemics and economic cycles), powerful data analytics and multiple paths to customer engagement and deepening of relationships.
- Hybrid events done wrong cannibalizes live event sales ($5k to $50k price point), because customers see the ability to get the same streaming content at a lower digital delivery price point ($50 – $500)
- Hybrid events done right builds a wider funnel for the live experience, while adding significant revenue from the 10x – 100x reach of the digital content. Streaming events and low-cost digital content does not compete with live events, but builds the digital marketing funnel and helps create the excitement for the live event experience.
- **Reshape Legacy Education from a traditional live events business to a digital marketing powerhouse, actively engaging communities with exceptional online and in-person experiences.**

With Covid wiping out the live event industry, leading influencers grappled with the strategy to save their businesses.

By way of example, Tony Robbins was averaging approximately $5 M per event pre-covid. By implementing the hybrid live streaming strategy correctly, Tony's revenues have quadrupled

Relaunch Summer 2023

LEGACY EDUCATION ALLIANCE ROAD TOUR IN A CITY NEAR YOU



- **Digital Platform:** In advance of our 10 city live event tour expected to be launched in Summer 23, we are activating our enhanced digital marketing platform with a targeted soft launch to our Elite Legacy students.
- **Content and Engagement:** We have engaged with many of Legacy Education's leading speakers and mentors from the last 10 years, in addition to expanding our portfolio of real estate programming to include the massive topic of short term rentals.

San Diego, CA

Los Angeles, CA

Chicago, IL

Phoenix, AZ

Dallas, TX

Orlando, FL

Atlanta, GA

Philadelphia, PA

Tampa, FL

Newark, NJ

Short Term Rental Industry

The Short Term Rental Industry has exploded

Industry in Numbers


SHORT-TERM RENTAL ACTIVE/AVAILABLE AVERAGE DAILY SUPPLY GROWTH


SHORT-TERM RENTAL PENETRATION BY LOCATION TYPE


2019 SHORT-TERM RENTAL UNIT PENETRATION TO HOTEL SUPPLY IN 30 LARGEST HOTEL MARKETS
Los Angeles, CA
Miami, FL
Austin, TX
New York, NY
Orlando, FL
San Diego, CA
Seattle, WA
New Orleans, LA
Tampa, FL
San Jose/Santa Cruz, CA
Nashville, TN
Boston, MA
San Francisco, CA
Phoenix, AZ
Denver, CO
Atlanta, GA
Philadelphia, PA
Anaheim, CA
Washington, D.C.
Norfolk/Virginia Beach, VA
San Antonio, TX
Baltimore, MD
Chicago, IL
Minneapolis, MN
Charlotte, NC
Houston, TX
Dallas, TX
St. Louis, MO
Fort Worth, TX
Detroit, MI

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Industry Overview

- **Explosive Growth:** From 2015 the supply of short term rentals has exploded from under 100,000 to almost 700,000 – growing from under 0.7% of hotel rooms to over 12%.
- **Airbnb:** Airbnb's revenue has grown from $3.6B in 2018 (pre-Covid), to over $7.2B projected for 2022. That is a doubling of revenues in 4 years, despite continued lingering effects from Covid.

U.S. Short-Term Rental Forecast (2019-2022)

	2019	2020	2021	2022
Available Listings	1,175,370	1,039,781	1,066,012	1,227,218
Listings, % Change	11.0%	-11.5%	2.5%	15.0%
Demand, % Change	21.0%	-16.2%	22.4%	14.1%
Occupancy	53.5%	53.2%	60.2%	59.8%
Average Daily Rate	$213.67	$233.10	$260.08	$249.64
ADR, % Change	1.3%	9.1%	11.6%	-4.0%
RevPAR	$114.26	$124.11	$156.62	$149.41
RevPAR, % Change	3.8%	8.6%	26.2%	-4.8%
	ACTUAL		FORECAST	

Source: AirDNA


Change U.S. Total Listings & Demand: 2021 vs 2019
Small City/Rural
Destination/Resort - Mtn/Lake
Destination/Resort - Coastal
Mid-Size City
Large City - Suburban
Large City - Urban
Total Listings
Demand
Source: AirDNA

As the short term rental industry has exploded, the real estate education and live events business has increasingly focused on the opportunity to benefit from the rapid growth and expansion away from the top urban and resort destinations.

Legacy is in a good position to leverage its diverse geographical focus to go beyond the top urban and resort destinations.

BRIAN PAGE: Investor and Partner in Legacy Live Event Relaunch

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI


HOW TO BECOME FINANCIALLY INDEPENDENT ON AIRBNB™
How to take control of properties you don't own...
With a "win - win" for both you and the owners...
List On Airbnb™ and start earning passively...
Automate nearly everything...
and be massively rewarded, working part-time.
HERE'S WHAT THE
AUTHORITIES HAVE TO SAY...
GRANT CARDONE
World's #1 Sales Trainer
"What Brian is doing is amazing and he's going to help a lot of people...you're the man dude."
RON LEGRAND
Infomercial Star and Investor
"Brian is the king of profiting with Airbnb. You should listen. If you can fog a mirror, you can do this."
MIKE DILLARD
Renown Online Educator
"One of the best business ideas I've heard in years. I was amazed at what Brian was teaching."

Leadership, Implementation, Inspiration

- **Leadership:** In a crowded real estate education space, Brian has risen to dominance of the short term rental education market.
- **Implementation:** There are may speakers that can entertain. Brian focuses on turning inspiration into implementation by providing the resources and guidance needed to build the business from the ground up, identify real estate opportunities and structure financing.
- **Inspiration:** As the short term rental industry has exploded, multiple speakers and educators have entered that market. Brian continues to dominate through a combination of inspiration and providing the hands-on tools and resources needed to successfully implement the short term rental business strategy.

Legacy Education is honored to announce Brian Page's role as a recent investor, as part of funding the relaunch of the live / hybrid events business.

Brian will be offering his products to Legacy's students and participating in some of our live events.

Legacy's Live Event Business Strategy

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Partnering with A-Level trainers, speakers, celebrities, and athletes will make Legacy Education a global education leader once again.

Strategies include revenue sharing and white labeling of digital content.

3 HOUR PREVIEW EVENTS

2-3 HOUR EVENTS TWICE A DAY TO EXCITE OVER 3 DAYS OFFERING 6 SESSIONS
(The same presentation/pitch in each session)



3 DAY BASIC EVENTS

CUSTOMERS PAID $995 TO ATTEND AND THEY ARE INTRODUCED TO ELITE EDUCATION PKGS & MENTORSHIP RANGING FROM $1500 - $70,000



3 DAY SYMPOSIUMS

LARGER EVENT WITH GUEST SPEAKERS & VENDORS SHARE IN REVENUE SOLD TYPICAL 50/50 SPLIT



The Power of Communities
Integrating Digital Marketing, Mentorship and Web3

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

- Stages are back -- Hybrid marketing combining both live and online events are amplified by digital community technology.
- Building engaged communities powerfully brings people together around shared interests and goals.
- Peer to peer engagement goes beyond the "Sage on the Stage" traditional learning environments. Thought leaders utilizing AI tools cultivates curated communities that become active repeat customers.
- Monetization of communities includes subscription revenues and a full suite of product sales. Legacy Education is also providing investment opportunities and partnerships.
- Legacy is building out a diverse range of products and services to guide customers forward on their life's journey. Cross-selling of real estate, trading, business and wellness education creates an ecosystem for life guidance and financial success.


Web 1.0
1990-2000
Static, read-only web pages.
Web 2.0
2000s-2020s
Information-centric and interactive.
Web3
2020s+
User-centric, decentralised private and secure.

- Average Gen X is employed 11 years. Average Millennial employment is 11 months. Younger communities are seeking pathways to growth, meaning and success
- 81% of millennials state that mentorship is "essential to their success. 79% want "success modeled for them"
- Blockchain communities have emerged with 1,000s of successful investors and entrepreneurs with accounts on Coinbase that have NEVER OWNED A STOCK!

Introducing Legacy Capital

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

As part of the relaunch and expansion of Legacy Education Alliance (OTCQB: LEAI) from a pure education company to an investment platform, we are building Legacy Cap to advise our network of entrepreneurs on capital market strategies for funding and going public.

The most successful small cap public companies achieve success through active engagement with retail stock investors. The relaunch of the Legacy Education business and engagement with students is a solid foundations for Legacy Cap.

As a result of its 26-year history, including almost $900M in revenue, the majority under Robert Kiyosaki's Rich Dad, Poor Dad brand, Legacy Education has a database of over 5 M clients who may be interested in entrepreneurial education and investments, including over 50,000 students who have invested over $250M in education in the U.S. from 2016 through 2019.

Major U.S. Market Sales Analysis: 2016 - 2019			
Region	Total Sales	# Sales	Avg $ / Sale
West	$75,468,202	19,986	$3,776
South	$25,360,810	6,443	$3,936
Florida	$18,580,126	5,474	$3,394
Northeast	$38,363,740	11,761	$3,262
Midwest	$13,909,230	4,038	$3,445
Online	$6,332,710	7,657	$827
Smaller Markets	$83,409,369	26,245	$3,178
	$261,424,186	81,604	$3,204
Total # Unique Customers:		52,893	

Valuation Perspective

- The liquidity of public markets results in public companies often having higher valuations than equivalent private companies, even with recent market volatility.
- This in part has been driven by the remarkable success of FAMGA stocks. As enterprise values and revenue growth has exploded, these tech industry leaders have accelerated their acquisitions of unicorns to maintain growth. This acquisition dynamics drives valuations of all private and public companies.
- We are actively working with family offices and high net worth investors to finance the investments originated by Legacy Education students.


Every $1B+ acquisition made by Facebook, Amazon, Microsoft, Google and Apple. Bubble size represents maximum valuation.
Facebook
Apple
Microsoft
Google
Amazon
VALUATION OF ACQUIRED COMPANY
$25 B
$20 B
$15B
$10B
$5B
LinkedIn
$26.2B
WhatsApp
$22B
Skype
$8.5B
MOTOROLA
$12.5B
NOKIA
$7.2B
WHOLE FOODS
$13.7B
GitHub
$7.5B
ZeniMax
$7.5B
aQuantive
$6.3B
nest
$3.2B
$3.0B
$3.1B
$1.7B
$1.4B
$1.3B
fitbit
$2.1B
htc
ring
waze
Zappos
yammer
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
ACQUISITION DATE
Data as of February 2021
CBINSIGHTS

Multiple Paths to Listing on Nasdaq

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

- Since the expansion of day trading activity during Covid and blog-driven rise of "meme" stocks, we believe that there is a significant value in the creation of Nasdaq vehicles.
- An issue is that in the crowded world of social media, it is important to engage actively in telling the company's story through short videos and "tweets", a strategy not frequently practiced by traditional CEOs.
- Additionally, we can advise on working with investment professionals to identify paths to taking private companies public at a far lower cost than the traditional IPO path. Crowdfunding / Reg A+ offerings are a unique strategy that we are pursuing as an alternative to OTC reverse mergers, with potentially a significantly lower cost, while still achieving a clean Nasdaq listing.

"Elon Musk" (Deepfake) explains Reg A offerings here: https://www.youtube.com/watch?v=j3bRq6MutQo



Nasdaq
SPAC
SPECIAL PURPOSE ACQUISITION COMPANY
IPO
OTC Markets
ICO Structure
CROWDFUNDING

SPAC Path to Public Listing

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

- The benefits of acquiring a distressed SPAC over originating a new SPAC is a significantly lower up-front investment, and saving time in avoiding the initial IPO process.
- The other benefit of acquiring an existing SPAC is the ability to be engaged on behalf of a single business, as opposed to requiring that the sponsor be a portfolio manager with multiple appropriate opportunities.
- In order to go down this path, Legacy Cap can advise on the process, from getting a PCAOB audit and retaining a law firm that has experience in M&A and SEC offerings, to preparing presentation materials and engaging with retail investors.



Outstanding SPAC Maturity Overview
Takeaways
Large and accelerating number of SPACs expiring starting in Q1 2023 is creating an upcoming supply / demand imbalance in the market
Increased competitive dynamics create a seller friendly environment for key negotiable terms (e.g. warrants, sponsor promote etc.) making SPACs more cost effective than in previous years
Expiration Schedule
Cumulative SPAC Cash-In-Trust Outstanding
7

Resources for Entrepreneurs Beyond Capital Markets

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

Legacy Cap intends to partner with cutting edge business tech consulting leaders to go beyond Legacy Cap's public markets expertise to advise Legacy Education students and synergistic businesses on building the resources needed to succeed;

from vision to detailed operations implementation using the latest technology tools and management techniques.



What Technology Does It Take To Run A Business Today?
PEOPLE TECH
STAFF RECRUITING
STAFF QUALIFYING
STAFF ON BOARDING
STAFF CONTRACTING
STAFF CERTIFICATIONS
STAFF LICENSING
NEW HIRE PAPERWORK
TRAINING
OPERATIONAL TECH
DIALER / PHONE SYSTEM
JOB-RELATED TOOLS
JOB-RELATED MATERIALS
JOB-RELATED SOFTWARE
DEPARTMENT CRM
JOB-RELATED CE
EMAIL, CHAT & SMS
OPTIMIZATION TECH
COMMISSIONS
FINANCIAL METRICS
SALES ANALYTICS
MARKETING ANALYTICS
CALL CENTER METRICS
COMPLIANCE & QA

VALUATION VISION: EDTECH / LEGACY DEGREE

Generating Profits in a Cash Burn World

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

EdTech comps have high valuations with negative earnings.
Legacy Education is confident its profit model is poised to dominate.

	2021					2020				
	Coursera COUR	Amsite AMST	Aspen ASPU	2U TWOU	Udemy UDMY	Coursera COUR	Amsite AMST	Aspen ASPU	2U TWOU	Udemy UDMY
Revenue	415,287,000	674,580	67,812,520	945,682,000	518,157,000	293,511,000	59,749	49,061,080	774,533,000	429,899,000
Gross Profit	249,533,000	674,580	52,537,389	676,317,000	282,133,000	154,665,000	59,749	39,421,758	540,714,000	220,646,000
GM%	60%	100%	77%	72%	54%	53%	100%	80%	70%	51%
Operating Costs	392,596,000	8,648,592	58,028,529	843,755,000	357,540,000	221,248,000	4,142,133	42,240,099	710,549,000	294,026,000
Op Income	(143,063,000)	(7,974,012)	(5,491,140)	(167,438,000)	(75,407,000)	(66,583,000)	(4,082,384)	(2,818,341)	(169,835,000)	(73,380,000)
EBITDA%	-34%	-1182%	-8%	-18%	-15%	-23%	-6833%	-6%	-22%	-17%
Total Assets	958,910,000	12,476,833	80,806,906	2,109,006,000	739,851,000	417,624,000	5,704,673	66,239,511	1,544,264,000	282,096,000
Stockholder's Equity	741,513,000	11,735,090	49,090,474	829,155,000	392,200,000	(221,824,000)	2,999,896	41,747,957	940,990,000	(260,685,000)
Net Tangible Assets	731,422,000	10,422,447	30,939,076	(670,907,000)	345,903,000	(232,394,000)	1,722,799	24,612,107	206,090,000	(274,698,000)
Share Price (11 feb 22)	19.7	0.825	1.27	9.03	13.18					
Shares Outstanding	93,650,000	21,990,000	25,030,000	75,750,000	138,940,000					
Mkt Cap	2,770,000,000	18,138,000	31,794,000	684,065,000	1,831,000,000					
Rev Multiple (Annualized)	6.67	26.89	0.47	0.72	3.53					
Op Income Multiple	Neg	Neg	Neg	Neg	Neg					
Employees	779	22	398	3,772	1,131					
Revenue / Employee	533,103	30,663	170,383	250,711	458,141					

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